                                          UNITED STATES
                                                           SECURITIES AND EXCHANGE COMMISSION

                                                                            Washington, D.C.  20549

                                                                                ______________

                                          FORM 8-K

                                                                 CURRENT REPORT

                                                        Pursuant to Section 13 or 15(d)
                                                  of the Securities Exchange Act of 1934

                                        ______________

                                                Date of Report (Date of earliest event reported): June 21, 2004

                                   Fidelity D & D Bancorp, Inc.
                             (Exact name of registrant as specified in its charter)

                      Pennsylvania                                        333-90273                                    23-3017653
                        (State or other                                   (Commission                                    (IRS Employer
                        jurisdiction of                                     File Number)                                   Identification No.)
                        incorporation)

                                                  Blakely and Drinker Streets, Dunmore, PA           18512
                                            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (570) 342-8281

                                                     FIDELITY D & D BANCORP, INC.
                                                      CURRENT REPORT ON FORM 8-K

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 21, 2004, the Registrant entered into an employment agreement with Steven C. Ackmann as
President and Chief Executive Officer of The Fidelity Deposit and Discount Bank, the wholly-owned subsidiary of the Registrant.  The agreement is attached as Exhibits 99.1 to this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number             Description

99.1     Employment  Agreement  between  Fidelity D & D Bancorp,  Inc., The Fidelity  Deposit and
            Discount Bank, and Steven C. Ackmann, dated June 21, 2004.

99.2     Press release dated June 22, 2004 regarding  appointment of Steven C. Ackmann as President and
            Chief Executive  Officer of The Fidelity Deposit and Discount Bank.

ITEM 9.REGULATION FD DISCLOSURE.

         On June 22, 2004, the Registrant  announced  that it hired Steven C. Ackmann as President and
Chief  Executive  Officer of its wholly-owned  subsidiary,  The Fidelity  Deposit and Discount  Bank. A copy of the related press release is attached as Exhibit 99.2 to this Report.  The information  furnished under this Item 9 of this Report,  including Exhibit 99.2, shall not be deemed "filed" for the purposes of the
Securities Exchange Act of 1934, as amended.

                                                                SIGNATURE

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            Fidelity D & D Bancorp, Inc.

Date:  June 22, 2004                                        BY:    /s/Salvatore DeFrancesco, Jr.
                                                                       Name:      Salvatore DeFrancesco, Jr.
                                                                        Title:         Treasurer and Chief Financial
                                                                                        Officer

                                                             EXHIBIT INDEX

EXHIBIT NO.

99.1     Employment  Agreement  between  Fidelity D & D Bancorp,  Inc., The Fidelity  Deposit and
            Discount Bank, and Steven C. Ackmann, dated June 21, 2004.

99.2     Press release dated June 22, 2004 regarding  appointment of Steven C. Ackmann as President and
            Chief Executive  Officer of The Fidelity Deposit and Discount Bank.

:167935

                                                                                                                                                                                              Exhibit 99.1

                                                     EXECUTIVE EMPLOYMENT AGREEMENT

         THIS  AGREEMENT is made as of the 21st day of June,  2004,  between  Fidelity D&D
Bancorp,  Inc. (the  "Corporation")  and The Fidelity Deposit and Discount Bank (the "Bank"), and
Steven C. Ackmann (the "Executive").
         WHEREAS, the Bank is a subsidiary of the Corporation; and
         WHEREAS,  the Bank desires to employ the Executive as President  and Chief  Executive
Officer under the terms and  conditions set forth herein; and
         WHEREAS,  the  Executive  desires to serve Bank in an  executive  capacity  under the terms and  conditions  set forth in this Agreement;
         NOW,  THEREFORE,  in consideration of the mutual covenants and agreements set forth herein,  and intending to be legally bound hereby, the parties agree as follows:
         1.       TERM OF EMPLOYMENT.
                           (a)      General.  The  Corporation  and Bank hereby shall employ the
                           Executive  and the  Executive  hereb accepts  employment  with the
                           Corporation and Bank for a term of three (3) years beginning on July 6,
                           2004, and ending three years later (the  "Employment  Period"),  subject, however,  to prior  termination of this Agreement as set forth below.  Six months prior to the  termination of this  Agreement,  the Executive,  the
                           Corporation and Bank shall begin discussions  concerning possible extension of the employment  relationship. In the event  that the  parties do not enter  into an  extension  of this  Agreement  or some other  written
                           Executive Employment Agreement, the Employment Period shall terminate as of the last day of this Agreement.
         2.       POSITION AND DUTIES.  The Executive shall serve as the President and Chief
         Executive  Officer of the Bank,  reporting only to the Board of Directors of the Bank and shall have  supervision and control over, and  responsibility  for, the general management and  operation of the Bank,  and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors of the  Corporation  and Bank.  In addition, the  executive  shall report to the Board of Directors of the Corporation as requested by the
         Corporation.
         3.       ENGAGEMENT IN OTHER  EMPLOYMENT.  The Executive will devote his full attention,  time and energies to the business of Corporation,  Bank and any of their subsidiaries  or  affiliates.  The  Executive  shall  neither  engage in any  business or commercial  activities,  duties or pursuits, nor serve as a director or officer or in any other capacity in any other company, enterprise, or philanthropic endeavor without written approval from the Board of Directors of the Corporation.
         4.       COMPENSATION.
                           (a)      Annual Direct Salary.  As  compensation  for services  rendered the
                           Corporation and Bank under this Agreement,  the Executive  shall be entitled to receive from the Corporation or Bank an annual direct salary of
                           Two Hundred Thousand Dollars  ($200,000) per year (the "Annual Direct
                           Salary"),  payable in substantially equal weekly  installments  (or such other intervals,  consistent with the Bank's payroll policy),  prorated for any partial  employment  period.  After July 2005, the Annual Direct Salary shall be reviewed  annually, no later than July 31 of the then calendar  year and shall be subject to annual change at the  discretion of the  Corporation and the Bank (but not reduced below Two Hundred  Thousand  Dollars
                           ($200,000)  without the Executive's  written  consent,   except  in  cases  of
                           national  financial  depression  or  emergency  when compensation  reduction has been implemented by the Board of Directors for the Bank's senior management) as may be set by the Board of  Directors  of the  Corporation
                           and Bank taking into  account the  position  and duties of the Executive and the performance of the Corporation and Bank under the Executive's leadership.
                           (b)      Bonus. The Executive shall receive a bonus, in an amount of
                           Twenty Thousand  Dollars  ($20,000) for the year 2004,  which bonus shall be payable on or before February 28, 2005.  After the year 2004, the
                           Board of Directors of the  Corporation or Bank, in its sole discretion may provide for payment of a periodic bonus to the  Executive  in such an amount  or  nature as it may deem  appropriate  to  provide  incentive  to the
                           Executive and to reward the Executive for his performance.

         5.      FRINGE BENEFITS, VACATION, EXPENSES, AND PERQUISITES.
                  (a)      Employee  Benefit Plans.  The Executive  shall be eligible to  participate in or receive  benefits under all Bank employment benefit plans including, but not limited to, any pension plan,  profit-sharing plan, savings plan,  life insurance  plan or disability  insurance  plan as made  available by the Bank to its employees, subject to and on a basis  consistent with terms, conditions and overall  administration  of such plans and arrangements, including without limiting the eligibility requirements of such plans or arrangements, or the right of Bank to modify, change or eliminate such plans or arrangements.
                  (b)      Vacation,  Holidays,  Sick Days and Personal Days.  The Executive  shall be entitled to the number of twenty(20) paid vacation days in each calendar year.  The Executive  shall also be entitled to all paid holidays, sick days and personal days given by the Corporation and/or the Bank to its employees.
                  (c)      Business Expenses.  During the term of his employment hereunder,  the
                           Executive shall be entitled to receive prompt  reimbursement  for  all reasonable  expenses  incurred  by him in  furtherance  of his  duties  and responsibilities,  which are  properly  accounted  for,  in  accordance  with the policies  and  procedures established by the Board of Directors of the
                           Corporation and/or the Bank for its senior executive officers.
                  (d)      Automobile.  The Executive  shall be provided with a  company-owned  or leased vehicle during the Employment Period.  The vehicle is to be used for
                           Corporation or Bank business and/or business development.
                  (e)      Club  Memberships.  The Corporation  shall provide payment of annual dues and monthly  business  development expenses  for the  Executive  in connection  with a club  membership  to a golf club that shall be mutually determined by the parties.  Unless  otherwise  agreed,  initiation  fees shall be paid by the Corporation or Bank only if the membership is the property of the Corporation or Bank.
         6.      INDEMNIFICATION.  The  Corporation  and Bank will indemnify the Executive and advance  expenses to the same degree as provided  by the Bylaws of the  Corporation to Members of its Board of  Directors  and as  required  under  Pennsylvania  and federal law, with respect to any  threatened,  pending or completed  legal or regulatory  action,  suit or proceeding  brought against him by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or Bank.
         7.      LIABILITY INSURANCE.  The Bank and/or the Corporation shall use its best efforts to obtain insurance  coverage for the Executive under an insurance  policy covering officers and directors of the Bank and  Corporation  against  lawsuits, arbitrations or other legal or regulatory proceedings;  however,  nothing herein shall be construed to require the Bank and/or the  Corporation to obtain such insurance,  if the Board of Directors of the
         Bank and/or the  Corporation  determine that such coverage cannot be obtained at a reasonable price.
         8.      UNAUTHORIZED  DISCLOSURE.  During the term of his employment hereunder,  or at any later time,  the Executive  shall not,  without the  written  consent of the
         Board of  Directors  of the  Corporation  or Bank or a person  authorized  thereby, knowingly use for his own benefit or the benefit of any other person or other entity,  or disclose to any person,  other than an employee of the  Corporation  or Bank or a person to whom disclosure is reasonably  necessary or appropriate in connection with  the  performance  by the  Executive  of his  duties  as an  executive  of the  Corporation  or  Bank,  any  confidential information,  trade  secrets,  or know how,  obtained  by him while in the  employ of the
         Corporation  or Bank.  Confidential information includes any services,  products, improvements,  formulas,  projects,  proposals,  designs or styles,  processes, customers,
         (including, but not limited to, customers of Corporation,  Bank or any of their affiliates or subsidiaries on whom the  Executive  called or with whom he became  acquainted  during the term of his  employment),  methods of  business  or any business  practices,  research, product or business  plans,  customer lists,  markets,  software,  developments,  inventions, technology,  drawings,  engineering,  marketing,  distribution  and sales  methods  and systems,  finances,  sales and profit figures,  and other business  information of Corporation,
         Bank or any of their subsidiaries or affiliates,  the disclosure of which  could  be or  will be materially  damaging  to the  Corporation,  Bank or any of  their  subsidiaries  or  affiliates, provided,  however, that confidential  information shall not include any information known generally to the public (other than as a result of  unauthorized  disclosure  by the  Executive or any person with the  assistance,  consent or  direction of the Executive) or any information of a type not otherwise  considered  confidential  by persons engaged in the same business or a  business similar to that conducted by the Corporation or Bank or any information that must be disclosed as required by law.
         9.        WORK MADE FOR HIRE.  Any work performed by the Executive under this
         Agreement  should be  considered  a "Work Made for Hire" as that phrase is defined by the
         U.S.  patent laws and shall be owned by and for the express benefit of Corporation,  Bank and any of their  subsidiaries and affiliates.  In the event it should be established  that such work does not  qualify  as a Work Made for Hire,  the  Executive  agrees to and does  hereby assign to Corporation,  Bank and their  affiliates and  subsidiaries,  all of his rights,  title, and/or interest in such work product, including, but not limited to, all copyrights, patents, trademarks, and proprietary rights.
         10.       RETURN OF COMPANY PROPERTY AND DOCUMENTS.  The Executive
         agrees that,  at the time of  termination  of his  employment,  regardless of the reason for  termination,  he will deliver to Corporation or Bank,  any and all company  property, including,  but not limited to, keys,  security codes or passes,  mobile telephones,  pagers, computers,  devices,  confidential  information (as defined in this Agreement),  records, data,  notes, reports, proposals, lists,  correspondence,  specifications,  drawings,  blueprints, sketches, software programs,  equipment, other  documents or property,  or  reproductions of any of the  aforementioned  items  developed or obtained by the Executive during the course of his employment.  The Executive further agrees to sign and return the
         "Termination  Certificate"  attached hereto  as  Exhibit  "A,"  together  with all  company property  within  three  (3) days of the  date of  termination  of the Executive's employment.

         11.     RESTRICTIVE COVENANT.
                  (a)       Non-competition  and  Non-solicitation.  The  Executive  hereby acknowledges  and  recognizes  the  highly competitive  nature of the business of Corporation and Bank and accordingly  agrees that, for the applicable period set forth in Section 11(c) hereof, Executive shall not:
                                            (i)      be  engaged,  directly  or  indirectly,  either  for his own account or as agent, consultant,  employee,  partner,  officer, director,  proprietor,  investor (except as an investor owning less than 2% of the stock of a publicly  owned  company) or otherwise  of any person,  firm, corporation  or enterprise  engaged in (1) the banking or financial  services  industry  (including bank  holding company),  or (2) any  other  activity  in which  Corporation,  Bank or any of their subsidiaries  or affiliates  are engaged  during the
                                    Employment  Period,  within a fifty (50) mile radius of Blakely &
                                    Drinker Streets, Dunmore, Pennsylvania 18512 (the "Non-
                                    Competition Area"); or
                                            (ii)     provide  financial  or other  assistance  to any  person,
                                    firm,  corporation,  or enterprise  engaged in (1) the banking or financial  services  industry  (including  bank  holding company),  or
                                    (2) any other activity in which  Corporation,  Bank or any of their subsidiaries  or affiliates are engaged during the Employment
                                    Period in the Non-Competition Area; or
                                            (iii)    directly or indirectly contact,  solicit or induce any
                                    person,  firm,  corporation or other entity who or which is a customer or referral source of Corporation,  Bank or any of their subsidiaries or affiliates during the term of Executive's
                                    employment or at the date of termination of Executive's
                                    employment,  to become a client,  customer or referral service of any other person,firm, Corporation or other entity; or
                                            (iv)     directly or indirectly  solicit,  induce or encourage
                                    any employee of Corporation, Bank or any of their  subsidiaries  or affiliates,  who is employed  during the term of Executive's employment  or at the date of  termination  of  Executive's employment,  to leave  the  employ  of Corporation,  Bank or any of their  subsidiaries  or  affiliates  or to  seek,  obtain  or  accept employment with any person or entity other than Corporation,
                                    Bank or any of their  subsidiaries or affiliates.
                  (b)     Amendment  of  Restrictive  Covenant.  It is  expressly  understood  and agreed  that,  although  Executive,Corporation  and Bank consider the restrictions  contained in Section 11(a)  reasonable  for the purpose of preserving for  Corporation,  Bank and any of their  subsidiaries  or affiliates, their good will and other proprietary  rights, if a final judicial determination is made by a court having jurisdiction that the time or territory  or any  other  restriction  contained  in  Section  11(a)  is an unreasonable  or  otherwise  unenforceable  restriction  against the  Executive, the  provisions  of Section 11(a) shall not be rendered  void,  but shall be deemed  amended to apply as to such maximum time and  territory and to such other extent as such court may judicially determine or indicate to be reasonable.
                  (c)     Period of Restrictive  Covenant.  The  provisions of this Section 11 shall be applicable,  commencing on the date this  Agreement is entered and ending eighteen (18) months after the effective  date of termination of employment.
                  (d)     Breach of Restrictive  Covenant.  It is expressly  understood  and agreed that if the Executive  violates or breaches  any  provisions  of this  Section 11, then the  provisions  of this  Section 11 shall apply to the Executive for an additional one (1) year following the date of such violation or breach.
                  (e)     Enforcement of Restrictive  Covenant, Unauthorized  Disclosure,  and
                           Return of Company Property.  Executive acknowledges  that his breach of any of the  restrictions  set forth in this Agreement in Sections 8, 10 and 11 will result in irreparable injury which is not compensable in damages or other legal remedies,  and Bank, Corporation  or their  successor  may seek to obtain  injunctive  relief  against the breach,  or threatened breach of this
                           Agreement,  and/or specific  performance  and damages,  as well as other legal and equitable remedies  including  attorney's  fees  which  may be available  and to  which  Bank,  Corporation  or their successors may be entitled.  The right to equitable relief shall include,  without limitation,  the right to both preliminary and permanent  injunctions against any breach or threatened breach and specific performance for the provisions of this
                           Agreement,  and in such case, the Employee shall raise no objection,  and
..                          hereby waives any objection,  to the form of relief prayed for in any such proceeding.  Bank,  Corporation or their successor  shall not be required  to post a bond or similar  assurance  should  Bank,  Corporation  or their successor bring any action for equitable relief in order to enforce this
                           Agreement.
         12.     TERMINATION.
                  (a)     Death.   Notwithstanding   any  other   provisions  of  this  Agreement, this
                           Agreement  shall  terminate  automatically  upon the Executive's death and the Executive's  rights under this Agreement shall cease as of the date such termination.
                  (b)     Disability.  Notwithstanding  any other  provisions of this  Agreement,  if, as result of physical or mental injury or  impairment,  Executive is unable to perform all of the essential job functions of his position on  a full time basis,  with or without a  reasonable  accommodation,  and  without  posing a direct  threat to himself and others,  for a period up to six (6)  months,  all obligations  of Bank and  Corporation  to pay Executive an Annual Direct
                           Salary as set forth in Section 4(a) of this  Agreement  are  suspended.  Any paid time off, sick leave,  or short term  disability  pay  Executive may be entitled to receive,  pursuant to an established  disability  plan or program of the Bank  and/or  Corporation  shall be  considered  part of the compensation
                           Executive  shall  receive  while  disabled  and shall not be in addition  to the  compensation received by Executive under this provision of the
                           Agreement.  Executive  agrees that should he remain unable to  perform  all of the  essential  functions  of his  position  on a full  time  basis,  with or without a reasonable  accommodation and without posing a direct threat to himself or others, after six (6) months, the  Bank and/or  Corporation  will suffer an undue hardship by continuing  Executive in his position.  Upon this event, all compensation  and employment  obligations of the Bank and
                           Corporation  under this Agreement shall cease (with the exception of
                           Executive's  rights under the Bank's then existing short term and/or long term disability plans if any), and this Agreement shall terminate.
                  (c)     Cause.  Notwithstanding  any other provisions of this Agreement,  the Bank and/or  Corporation may terminate the Executive's  employment  hereunder for "Cause." As used in this Agreement,  the Bank and/or  Corporation shall have "Cause" to terminate the  Executive's  employment  hereunder upon: (i) the willful failure by the Executive  to  substantially  perform  his duties  hereunder  (other  than a  failure  resulting  from  the
                           Executive's  incapacity  because of physical or mental illness,  as provided in Section
                           12(b) hereof);  (ii) the willful engaging by the Executive in misconduct injurious to the Corporation or Bank; (iii) the willful violation by the
                           Executive of the provisions of Sections 3, 8, 9 or 11 hereof;  (iv) the dishonesty or gross negligence of the Executive in the performance of his duties;  (v) the breach of Executive's  fiduciary duty involving  personal profit;  (vi) the  violation of any law,  rule or  regulation  governing  banks or bank officers or any final cease and desist order issued by a bank regulatory  authority;  (vii)  conduct on the part of Executive which brings public discredit to the Corporation or Bank;  (viii) unlawful  discrimination by the  Executive,  including  harassment  against  Corporation  or Bank's employees,  customers,  business associates,  contractors,  or  visitors;  (ix)
                           theft or abuse by  Executive  of the  Corporation  or Bank's property or the property of Corporation or Bank's customers,  employees,  contractors, vendors, or business associates;  (x)  failure of the  Executive  to follow the good faith  lawful  instructions  of the Board of Directors of Corporation or
                           Bank with respect to its operations and a failure to cure such violation  within five (5) working  days of said  notice;  (xi) the  direction  or recommendation  of a state or federal bank regulatory  authority to remove the Executive's  position with Corporation and/or Bank as identified herein;
                           (xii) any final removal or prohibition order to which the Executive is subject,  by a federal banking agency pursuant to Section 8(e) or Section
                           8(g) of the Federal  Deposit  Insurance  Act, or a state banking  agency pursuant to Pennsylvania  Law; (xiii) the Executive's  conviction of or plea of guilty or nolo contendere to  a  felony,  crime of  falsehood  or a crime involving  moral  turpitude,  or the  actual  incarceration  of Executive;  (xiv)
                           any act of fraud,  misappropriation or personal dishonesty;  (xv)
                           insubordination;  (xvi)misrepresentation of a material fact, or omission of information  necessary to make the information supplied  not materially misleading,  in an application or other information provided by the
                           Executive to the Bank or Corporation or any  representative of the Bank or
                           Corporation in connection with the Executive's  employment with the
                           Bank or  Corporation;  (xvii) the  existence  of any  material  conflict  between the  interests of Corporation  and the  Executive  that is not  disclosed  in writing  by the  Executive  to the  Bank or the Corporation  and approved in writing by the Board of Directors  of the Bank or the  Corporation;  or
                           (xviii) the Executive takes action that is clearly contrary to the best interest of the Bank or the Corporation.
                   (d)    Termination  by Executive.  The Executive  may terminate his  employment hereunder if (i) his health should become impaired to an extent that it makes continued  performance of his duties  hereunder  hazardous to his physical or mental  health or his life,  or (ii) for Good Reason.  The term
                           "Good Reason" shall mean (1) any assignment to the Executive,  without his consent,  of any duties other than those  contemplated  by, or any limitation of the powers of the Executive not  contemplated  by Section 2 hereof;  or (2) any removal of the Executive  from any of the  positions indicated in Section 2 hereof,  except as a result of his  regulatory removal and/or in connection  with  termination of the  Executive's  employment for
                           Cause; or (3) failure of the Bank to comply with Section 2 hereof,  all after notice from the Executive to the  Corporation  and Bank that such action or limitation of the Bank or  Corporation  constitutes  Good Reason and the failure to cure such situation  within thirty (30) days of said notice,  or if said situation  cannot be cured within thirty(30) days, within a reasonable time thereafter if a diligent effort is being made by the Corporation  and/or the Bank to cure such situation.
                  (e)     Termination  Without  Cause.  Nothing herein shall prohibit the
                           Corporation  or Bank from  terminating  the employment  of  Executive without  cause  (and other  than  pursuant  to  Sections  12(a)  (Death) or 12(b)
                           (Disability) in which case the Executive shall be limited to the remedies provided in Section 13(b).
         13.     PAYMENTS UPON TERMINATION ABSENT A CHANGE IN CONTROL.
                  (a)      If the Executive's  employment is terminated by the Executive  because of his health as described in Section 12(d)(i)  hereof,  or if the  Executive's employment is terminated  by the Bank or  Corporation  because of
                           Executive's  disability or for Cause (as defined herein),  the Corporation shall pay the Executive his full Annual Direct Salary through the date of termination  at the rate in effect at the time of termination  and the Corporation and Bank shall have no further obligation to the Executive under this Agreement.
                   (b)     If the  Executive's  employment  is terminated  by the  Corporation  or Bank other than pursuant to Sections 12(a)  (Death);  12(b)  (Disability);  or 12(c)
                           (Cause)  hereof,  or if the Executive  shall  terminate his  employment  for
                           Good Reason,  pursuant to Section  12(d)(ii)(1),  (2), or (3), then the
                           Corporation or Bank  shall pay the Executive
                           (i)      For less than twelve (12) months of continuous  service
                                    Corporation  or Bank shall pay Executive a lump sum amount  equal to and no greater than 0.5 times the  Executive's  Annual  Direct
                                    Salary as defined in Section 4(a), minus applicable taxes and withholdings.
                           (ii)     For more than twelve (12) months of continuous  service
                                    Corporation  or Bank shall pay Executive a lump sum amount equal to his full Annual  Direct Salary as defined in Section 4(a) from the date of termination  through  the last day of the term of this
                                    Agreement  or an  amount  equal to his then current Annual Direct
                                    Salary, whichever is less.
                           The  obligations  of the  Corporation  and  Bank  pursuant  to this  Section
                           13(b) in the  event  Executive terminates his  employment  for Good Cause shall be contingent  upon receipt of thirty (30) days notice from
                           Executive of Executive's  termination of employment for Good Reason, and
                           Executives best efforts during that thirty (30) day period to assist in the transition including training of Executive's replacement if chosen.
         14.     PAYMENTS UPON TERMINATION FOLLOWING A CHANGE IN CONTROL.
                  (a)      If a Change in Control  (as  defined  herein)  shall  occur,  Executive  may resign  from  employment  with Corporation  and Bank  effective  as of the
                           Date of Change of Control  (as  defined  herein)  subject to the Bank's  right to extend his  employment  for up to six months  under Section  14(c) (or,  if involuntarily terminated,  give notice of intention to collect  benefits  under this  Agreement) by delivering a notice in writing (the "Notice of
                           Termination")  to Corporation  and Bank or other  successor,  and the provisions of Section 14 (c) of this Agreement shall apply.
                  (b)      During the period of time  between the  execution  of an agreement to effect a Change in Control (as defined herein)  and the Date of the Change in
                           Control  (as  defined  herein),  Executive's  employment  may only be terminated  for Cause (as  defined  herein).  If,  during  that period of time,
                           Executive's  employment  is terminated for Cause (as defined  herein),  then all rights of Executive under this Agreement shall cease as of the  effective date of such  termination.  If,  during that period of time,  Executive's employment  is terminated other than for Cause (as defined herein),  then
                           Executive may give notice of intention to collect benefits under this
                           Agreement by delivering a notice in writing  ("Notice of  Termination")  to
                           Corporation and Bank and the provisions of Section 14(c) of this
                           Agreement shall apply.
                  (c)      In the  event  that  Executive  delivers  a Notice of  Termination  (as  defined  in
                           Section  14(a) of this Agreement) to Corporation and Bank or their successor,  following the Change in Control,  Executive shall be entitled to receive the compensation and benefits set forth below:
                                    Corporation,  Bank or their successor shall pay Executive a lump sum amount equal to and no greater than 1.5 times the Executive's
                                    Annual Direct Salary as defined in Section 4(a),  minus  applicable taxes and  withholdings.  Executive shall not be entitled to receive payments  pursuant to Section 13 (b) in addition to payments  under this  Section  14(c).  In  addition,  for a period of one (1)year from the date of termination of employment,  or until Executive secures substantially similar benefits  through  other  employment, whichever  shall  first  occur,  Executive  shall  receive a continuation of health care,  life and disability  insurance in effect with respect to
                                    Executive at the time of his termination of employment.  If
                                    Corporation,  Bank or their successor cannot provide such  benefits under the terms of the plans or  contracts,  Corporation,  Bank or their  successor shall pay to Executive,  a dollar amount (minus applicable  taxes and  withholdings)  equal to the cost to Bank of such benefits at the time of  termination of Executive.  However,  in the event the payments described herein,  when added to all other amounts or benefits provided to or on behalf of the Executive in connection with his  termination of employment,  would result in the imposition of an excise tax under Code Section 4999, such
                                    payments shall be retroactively (if necessary)  reduced to the extent necessary to avoid such excise tax  imposition.  Upon written  notice to  Executive, together  with  calculations  of  Corporation,  Bank or their  successor's  independent  auditors, Executive  shall remit to
                                    Corporation,  Bank or their  successor the amount of the reduction, plus such  interest,  as may be necessary to avoid the  imposition  of such excise tax.  Notwithstanding the  foregoing  or any other provision  of this  contract to the  contrary,  if any portion of the amount  herein  payable  to the  Executive  is  determined  to be  non-
                                    deductible  pursuant  to the regulations  promulgated  under Section
                                    280G of the Internal  Revenue Code of 1986, as amended (the
                                    "Code"),  the Bank,  Corporation or their  successor shall be required only to pay to Executive the amount determined to be deductible under Section 280G.
                           In addition,  notwithstanding  the payments to Executive  contemplated by this Section 14(c) if Executive is requested by the  Corporation,  Bank or a successor  thereto to remain in the employ of the  Corporation  or Bank following the Date of Change of Control,  the Executive  expressly  agrees, to remain in the employ of the  Corporation,  Bank, or successor for not less than six months  following the Date of Change of Control. The corporation  or Bank  shall  have the  right to  request  the  Executive  remain  in the  employ of the Corporation,  Bank,  or  successor  for a period of less  than six  months  following  the Date of Change of Control.  Executive  agrees to remain an employee of the Corporation,  Bank, or successor  pursuant to their request  conditioned upon the Executive being compensated in the same amount and on the same terms as he was compensated  immediately prior to the Date of Change of Control,  including  participation  in all employee benefit  plans to which he would  otherwise  be  entitled.  In such case the  payment  contemplated  by this Section 14(c) shall be paid after termination of the employment relationship.
         15.     DEFINITION OF CHANGE IN CONTROL.  For purposes of this Agreement, the term "Change in Control" shall mean:
                  (a)      any  "person"  (as such term is used in  Sections  13(d)  and 14(d) of the
                           Exchange  Act),  other  than the Corporation  or Bank or any "person" who on the date hereof is a director or officer of the  Corporation  or Bank is or becomes the  "beneficial  owner" (as defined in Rule 13d-3 under the
                           Exchange  Act),  directly or indirectly,  of securities of the Corporation or
                           Bank representing  thirty-five percent (35%) or more of the combined voting power of the Corporation's or Bank's then outstanding securities,
                           or
                  (b)      during  any  period of two (2)  consecutive  years  during  the term of
                           Executive's  employment  under this Agreement,  individuals  who at the beginning  of such  period  constitute  the Board of  Directors  of the
                           Corporation or Bank cease for any reason to constitute at least a majority thereof,  unless the election of each  director  who was not a director  at the beginning  of such  period has been  approved  in advance by directors representing  at least  two-thirds  of the  directors  then in office who were directors  at the beginning of the period,  excluding from both the numerator and the denominator of such calculation  persons who no longer are directors due to death, normal retirement, or Act of God.
                  (c)      a merger, consolidation or business combination with the Corporation and/or Bank occurs.
         16.     DEFINITION OF DATE OF CHANGE IN CONTROL.  For purposes of this
         Agreement, the Date of Change in Control shall mean:
                  (a)      the first date on which a single  person and/or  entity,  or group of affiliated persons  and/or  entities, acquire  the  beneficial  ownership  of  thirty-five percent  (35%)  or  more of the  Corporation's  voting securities, or
                  (b)      the date of the closing of an Agreement,  transferring all or substantially all of the Bank or Corporation's assets, or
                  (c)      the date on which a merger, consolidation or business combination is consummated, as applicable, or
                  (d)      the date on which  individuals who formerly  constituted a majority of the
                           Board of Directors of the Bank or Corporation under Section 15(b) hereof, ceased to be a majority.
         17.     DAMAGES FOR BREACH OF CONTRACT.  In the event of a breach of this
         Agreement by the Corporation,  Bank or the Executive  resulting in damages to another party to this Agreement,  that party may recover  from the party  breaching  the  Agreement, only those  damages as set forth  herein.  In no event shall any party be entitled to the recovery of attorney's fees or costs.
         18.      ARBITRATION.  Corporation,  Bank and  Executive  recognize  that in the event a dispute  should  arise  between  them concerning  the  interpretation  or  implementation  of this
         Agreement,  lengthy and expensive  litigation  will not afford a practical  resolution of the issues within a reasonable  period of time.  Consequently,  with the exception of the  Engagement in Other  Employment  provisions  in Section 3, the  Unauthorized  Disclosure provisions  of Section 8, the Return of Company Property  and  Documents  provisions  of
         Section  10, and the  Restrictive  Covenant  provisions  in  Section  11,  which the Corporation or Bank may seek to  enforce  in any court of  competent  jurisdiction,  each  party  agrees  that all  disputes, disagreements  and questions of  interpretation  concerning  this Agreement are to be submitted for  resolution,  in Scranton, Pennsylvania,  to the American  Arbitration
         Association (the  "Association")  in accordance with the  Association's  National Rules for the
         Resolution of Employment  Disputes or other  applicable  rules then in effect  ("Rules").
         Corporation,  Bank or Executive may initiate an  arbitration  proceeding  at any time by giving  notice to the other in  accordance  with the Rules. Corporation,  Bank and Executive may, as a matter or right,  mutually agree on the appointment of a particular arbitrator from the  Association's  pool.  The  arbitrator  shall not be bound by the rules of  evidence and  procedure  of the courts of the Commonwealth  of  Pennsylvania  but shall be bound by the  substantive  law  applicable  to this  Agreement.  The  arbitration proceeding and all filing, testimony,  documents, and information,  relating to or presented during the evaluation proceeding, shall be disclosed  exclusively for the purpose of facilitating the arbitration  process and for no other purpose and shall be deemed to be  information subject to the  confidentiality  provisions  of this  Agreement.  The  decision of the  arbitrator, absent fraud,  duress,  incompetence or gross and obvious error of fact, shall be final and binding upon the parties and shall be enforceable in courts of proper  jurisdiction.
         Following  written notice of a request for arbitration,  Corporation,  Bank and Executive shall be entitled to an injunction  restraining all further  proceedings in any pending or subsequently  filed litigation concerning this Agreement, except as otherwise provided herein.
         19.     NOTICE.  For the purposes of this  Agreement,  notices and all other communications  provided  for in the  Agreement shall be in writing  and shall be deemed to have been duly  given when  hand-delivered  or mailed by United  States certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Executive:        Steven C. Ackmann
                                             857 Viewmont Avenue
                                             Johnstown, PA 15905

         If to the Bank:              Patrick Dempsey, Chairman
                                             The Fidelity Deposit and Discount Bank
                                             Blakely and Drinker Streets
                                             Dunmore, PA 18512

         If to the Corporation:     Patrick Dempsey, Chairman
                                              Fidelity D&D Bancorp, Inc.
                                              Blakely and Drinker Streets
                                              Dunmore, PA 18512

         or to such other address as any party may have furnished to the other in writing in accordance  herewith,  except that notices of change of address shall be effective only upon receipt.
         20.     SUCCESSORS.  This  Agreement  shall  inure  to the  benefit  of and be  binding  upon the  Executive,  his  personal representatives,  heirs or assigns and to the
         Bank and/or the  Corporation and any of their  successors or assigns.  Executive expressly agrees to the assignment of the covenants contained in Sections 8, 10 and 11 by the Corporation and
         Bank.
         21.     SEVERABILITY.  If any provision of this Agreement is declared  unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.
         22.     AMENDMENT.  This Agreement may be amended or canceled only by mutual agreement of the parties in writing.
         23.     PAYMENT OF MONEY DUE DECEASED  EXECUTIVE.  In the event of
         Executive's death, any monies that may be due him from the Corporation  or Bank under this  Agreement as of the date of death,  shall be paid to the person  designated by him in writing for this purpose, or in the absence of any such designation, to his estate.
         24.     LAW GOVERNING.  This Agreement shall be governed by and construed in accordance with the laws of the  Commonwealth of Pennsylvania.  Further,  subject to
         Section  18, the parties  agree to the  exclusive  jurisdiction  and venue of the Court of
         Common Pleas in Lackawanna  County  Pennsylvania  and the United States District Court
         for the Middle District of Pennsylvania for all disputes between the parties not subject to
         Arbitration, and for purposes of appeal from any Arbitration Award.
         25.     ENTIRE AGREEMENT.  This Agreement supersedes any and all agreements, either oral or in writing,  between the parties with respect to the employment of the
         Executive by the  Corporation  and Bank,  this Agreement  contains all the covenants and agreements between the parties with respect to the subject matter of this Agreement.
         IN WITNESS WHEREOF,  the parties hereto,  intending to be legally bound hereby, have caused this Agreement to be duly executed in their  respective  names and, in the case of the
Corporation  and Bank, by its  authorized  representatives  the day and year above mentioned.

ATTEST:                                            THE FIDELITY DEPOSIT AND DISCOUNT BANK

/s/Michael J. McDonald                       By:      /s/Patrick J. Dempsey
    Michael J. McDonald                                 Patrick J. Dempsey, Chairman

ATTEST:                                             FIDELITY D&D BANCORP, INC.

/s/Michael J. McDonald                        By:      /s/Patrick J. Dempsey
    Michael J. McDonald                                  Patrick J. Dempsey, Chairman

WITNESS:

/s/ Brian J.Cali                                                 /s/Steven C. Ackmann
     Brian J. Cali                                                Steven C. Ackmann
                                                                       "Executive"

                                                               EXHIBIT A

                                                        TERMINATION CERTIFICATE

         This is to certify  that I do not have in my  possession,  nor have I failed to return,  any keys,
security  codes or passes, mobile  telephones,   pagers,  computers,  devices,  confidential
information,   records,  data,  notes,  reports,  proposals,  lists, correspondence,  specifications, drawings, blueprints, or reproductions of any aforementioned items belonging to Fidelity D&D
Bancorp, Inc., The Fidelity  Deposit and Discount Bank or any of their  affiliates or  subsidiaries, or any of their  respective  successors or assigns (together, the "Company").

        I further  certify that I have complied and will continue to comply with all the terms of the
Executive  Employment  Agreement entered by me,  Fidelity D&D Bancorp,  Inc. and The Fidelity
Deposit and Discount  Bank,  with respect to my employment  that began on -------- 2004.

        Without limiting the generality of the preceding  paragraph,  I will, in accordance with my
Employment  Agreement,  preserve as confidential,  all proprietary and  confidential  information, trade secrets and know-how of Fidelity D&D Bancorp,  Inc., The Fidelity Deposit and Discount
Bank or any of their affiliates or  subsidiaries,  including,  but not limited to,  research,  product or business plans, products, services, projects,  proposals,  customer lists or customers (including, but not limited to, customers of Fidelity D&D Bancorp,  Inc.,  The Fidelity  Deposit and Discount
Bank or any of their  affiliates or  subsidiaries  on whom I called or with whom I became acquainted during the term of my employment),  markets, software,  developments,  inventions, processes,  formulas, technology, designs or styles, drawings,  engineering,  marketing, distribution, and sales methods and systems, sales and profit figures, finances and other business information  disclosed to me by Fidelity D&D Bancorp,  Inc., The Fidelity Deposit and Discount
Bank or any of their affiliates or  subsidiaries,  either  directly or  indirectly in writing,  orally or by drawings or inspection of documents or on other tangible property.

Date:______________________________         ____________________________________
                                                                                               Signature

___________________________________         ____________________________________
         Witness                                                                        Steven C. Ackmann

                                                                                                                Exhibit 99.2

STEVEN C. ACKMANN NAMED PRESIDENT AND CHIEF EXEXCUTIVE OFFICER
                OF THE FIDELITY DEPOSIT & DISCOUNT BANK

DUNMORE, PA, June 22 - Patrick Dempsey, Chairman of the Board of Fidelity Deposit &
Discount Bank, a subsidiary of Fidelity D&D Bancorp Inc. (OTC Bulletin Board: FDBC),
announced today the appointment of Steven C. Ackmann as the Bank's President and Chief
Executive Officer. In this role, Mr. Ackmann will oversee the strategic and management responsibilities and all business objectives for the community bank.

"This is an exciting time for Fidelity Bank. We are pleased that Steve has joined our team and will lead us into our second century of service to this community. He is a strong community banker who understands the important role an independent community bank plays in the communities it serves," explained Mr. Dempsey.

Mr. Ackmann brings extensive banking and management experience to Fidelity. He has more than thirty years of banking industry experience in Pennsylvania in areas including lending and lending administration, operations, and executive management. He began his banking career with First National Bank & Trust Company in Washington, PA. More recently, as President and COO of Promistar Financial Corporation, Mr. Ackmann was a key member of the management team that grew the bank from its Johnstown roots to encompass twelve counties and Eighty-three branches throughout Western Pennsylvania. With the acquisition of Promistar by First National
Bank of Pennsylvania, Mr. Ackmann had the overall responsibility for managing the merger and integrating Promistar into FNB.

Mr. Ackmann attended the University of Washington, Robert Morris University and Washington
and Jefferson College and received his MBA from the University of Pittsburgh-the Katz
Graduate School of Business.

He recently served as Chairman of the Pennsylvania Bankers Association Political Action
Committee, Director of the American Bankers Association Bank PAC, and as a member of the
PA Bankers Association State Government Relations Policy Committee.  He currently serves as Chairman of Johnstown Area Regional Industries, (JARI, the economic development agency for
Greater Johnstown area), Director of the United Way of the Laurel Highlands, Chairman, The
Jacob Fend Foundation, Member, The President's Advisory Counsel of Mt. Aloysius College,
and Trustee and Treasurer of Sunnehanna Country Club.

Mr. Ackmann and his wife, Cindy, will be relocating to the area in the near future. Their son,
Evan, is a senior at Lehigh University.

The Fidelity Deposit and Discount Bank has been serving Northeastern Pennsylvania since 1903 and operates 12 branches throughout Lackawanna and Luzerne County.

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic, interest rate and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the company's filings with the Securities and Exchange Commission.